intangible assets and goodwill	6 Months Ended
Jun. 30, 2026
intangible assets and goodwill
intangible assets and goodwill

18intangible assets and goodwill

(a)Intangible assets and goodwill, net

							Intangible
							assets with
		Intangible assets subject to amortization					indefinite lives
		Customer
		contracts, related		Access to						Total
		customer		rights-of-way,				Total		intangible
		relationships and		crowdsource	Assets under		Spectrum	intangible		assets and
(millions)	Note	subscriber base	Software	assets and other	construction	Total	licences	assets	Goodwill [1]	goodwill
AT COST
Balance as at January 1, 2026		$5,962	$9,396	$585	$517	$16,460	$13,217	$29,677	$11,325	$41,002
Additions		—	55	30	439	524	373	897	—	897
Assets under construction put into service		20	384	—	(404)	—	—	—	—	—
Dispositions, retirements and other (including capitalized interest)	9	(249)	(249)	(21)	—	(519)	—	(519)	—	(519)
Net foreign exchange differences		70	5	10	3	88	—	88	103	191
Balance as at June 30, 2026		$5,803	$9,591	$604	$555	$16,553	$13,590	$30,143	$11,428	$41,571
ACCUMULATED AMORTIZATION AND IMPAIRMENT
Balance as at January 1, 2026		$2,503	$6,533	$313	$—	$9,349	$—	$9,349	$865	$10,214
Amortization		313	498	28	—	839	—	839	—	839
Impairment	(b)	500	—	—	—	500	—	500	1,635	2,135
Dispositions, retirements and other		(260)	(247)	(4)	—	(511)	—	(511)	—	(511)
Net foreign exchange differences		30	2	6	—	38	—	38	31	69
Balance as at June 30, 2026		$3,086	$6,786	$343	$—	$10,215	$—	$10,215	$2,531	$12,746
NET BOOK VALUE
Balance as at December 31, 2025		$3,459	$2,863	$272	$517	$7,111	$13,217	$20,328	$10,460	$30,788
Balance as at June 30, 2026		$2,717	$2,805	$261	$555	$6,338	$13,590	$19,928	$8,897	$28,825

1	Accumulated amortization and impairment of goodwill of $364 is amortization recorded before 2002 and impairments (inclusive of net foreign exchange differences) recorded subsequently.

As at June 30, 2026, our contractual commitments for intangible asset acquisitions totalled $125 million over a period ending December 31, 2031 (December 31, 2025 – $70 million over a period ending December 31, 2031).

The Innovation, Science and Economic Development Canada 2026 auction of residual spectrum licences occurred during January 2026. We were the successful auction participant for 103 spectrum licences with a total purchase price of $318 million, all of which was paid during the three-month period ended March 31, 2026. We may not commercially use the licences until such time as Innovation, Science and Economic Development Canada determines that we qualify as a radio communications carrier and comply with the Canadian Ownership and Control rules.

During the three-month period ended June 30, 2026, we obtained the use of 2500 MHz band spectrum and 3500 MHz band spectrum from the previous licensee for $55 million; such subordination of licences has been approved by Innovation, Science and Economic Development Canada.

(b)Impairment testing

The cash-generating units’ goodwill carrying amounts are as follows:

As at (millions)	June 30, 2026	December 31, 2025
TELUS technology solutions	$7,691	$7,024
TELUS health	1,206	935
TELUS digital experience	—	2,501
	$8,897	$10,460

As at June 30, 2026, the relevant circumstances of the TELUS digital experience cash-generating unit were not consistent with those existing at the time of the December 2025 test, including due to structural changes in our operations, as referenced in Note 5, which arose in 2026 associated with the privatization of TELUS International (Cda) Inc. in fiscal 2025. These structural changes necessitated the reallocation of $0.9 billion of goodwill that had previously been attributed to the TELUS digital experience cash-generating unit. Specifically, $0.7 billion was reallocated to the TELUS technology solutions cash-generating unit and $0.2 billion was reallocated to the TELUS health cash-generating unit. Due to these structural changes and resulting goodwill reallocation, IFRS Accounting Standards required us to concurrently test the carrying values of the affected cash-generating units’ goodwill amounts. As at March 31, 2026, the recoverable amount of the TELUS digital experience cash-generating unit was slightly in excess of its carrying amount.

Had growth projections in the projection period been lower by more than trivial amounts, or had the discount rate been greater by more than a trivial amount, the March 31, 2026, estimate of the recoverable amount of the TELUS digital cash-generating unit would have been less; we believed that any reasonably possible change in other key assumptions on which our calculation of the recoverable amount of the TELUS digital experience cash-generating unit was based would not have caused its carrying value to exceed its recoverable amount.

On a multi-year basis, the TELUS digital experience cash-generating unit’s competitive industry continues to experience, and be increasingly challenged by, competitors and customers both actively building scale on an accelerated basis and, increasingly, technological innovation. These dynamics adversely affected both the level, timing and nature of customer demand in legacy services, specifically for content moderation and ad-relevancy, search-related services as these are being automated by the transition to AI. The customer demand dynamic is further affected by contract durations that vary by service line and have termination rights for our customers with limited notice and without penalty or termination fees, allowing them to make adjustments to service levels that can adversely, and relatively quickly, impact our revenue.

In the context of this multi-year experience for the TELUS digital experience cash-generating unit, during the three-month period ended June 30, 2024, we determined that updated growth projections had resulted in its estimated recoverable amount to be slightly in excess of its carrying amount; and, during the three-month period ended June 30, 2025, we determined that updated growth projections had resulted in its estimated recoverable amount being exceeded by its carrying amount and thus recorded a $0.5 billion goodwill impairment.

As part of our ongoing consideration of trends, commitments, events and uncertainties informing our significant estimates and assumptions, in the context of cash-generating unit impairment testing, we determine if, and how, it is necessary to adjust growth projections in the projection period. During the three-month period ended June 30, 2026, we experienced demand ramp-downs and more pronounced churn in legacy services provided to certain hyperscale customers as these services are being automated faster than anticipated. We have also reassessed our AI-enabling services growth trajectory and, while these services are expected to grow: customer adoption is slower than we previously anticipated, notably for certain larger customers; sales cycles have become further extended, both for existing and new customers; and, deal sizes have compressed. The extended sales cycles affect and challenge the entirety of the projection period. During the three-month period ended June 30, 2026, we determined it necessary to further downward adjust the growth projections in the projection period used for our impairment testing so as to reflect current economic conditions and updated historical information.

The June 30, 2026, test, using an estimated recoverable amount of $1.8 billion, resulted in an impairment of $2.1 billion, of which $1.6 billion was an irreversible goodwill impairment (which reduced the carrying value of the TELUS digital experience cash-generating unit’s goodwill to $NIL) and the remainder of $0.5 billion was allocated to related customer relationships. Such recoverable amount was determined based on a fair value less costs of disposal method (such method categorized as a Level 3 fair value measure) and used a discount rate of 9.6% (December 31, 2025 – 9.6%), a perpetual growth rate of 2.5% (December 31, 2025 – 2.5%) and cash flow projections through the end of 2030 (December 31, 2025 – 2029). We validated the results of the recoverable amount through a market-comparable approach and an analytical review of industry facts and facts that are specific to us.

The fair value less costs of disposal method uses discounted cash flow projections that employ the following key assumptions: future cash flows and growth projections; associated economic risk assumptions and estimates of the likelihood of achieving key operating metrics and drivers; and the future weighted average cost of capital. Had growth projections declined in the projection period by more than trivial amounts, or had the discount rate increased by more than a trivial amount, the June 30, 2026, estimate of the recoverable amount of the TELUS digital experience cash-generating unit would be less; we believe that any reasonably possible change in other key assumptions on which our calculation of the recoverable amount of the TELUS digital experience cash-generating unit is based would not cause its carrying value to further exceed its recoverable amount. If the future were to adversely differ from management’s best estimates for the key assumptions and associated cash flows were to be materially adversely affected, we could potentially experience future material impairment charges in respect of the TELUS digital experience cash-generating unit. Conversely, if management’s future best estimates were to favourably differ from management’s current best estimates of key assumptions and associated cash flows were to be materially positively affected, we could potentially experience future limited reversals of previously recorded impairment charges in respect of the TELUS digital experience cash-generating unit’s related customer relationships.

(c)TELUS Health partnership and monetisation strategy

Subsequent to March 31, 2026, we had initiated an active programme to identify potential strategic partners for our TELUS Health business. The monetisation strategy is part of our capital allocation framework and long-term orientation consistent with our approach to value creation.

If the active programme were to result in cash flows arising principally from disposal rather than continuing use, IFRS Accounting Standards would require us to treat such a disposal group as a separate cash-generating unit. This would necessitate a partial reallocation of goodwill that had previously been attributed to the TELUS health cash-generating unit to the disposal group cash-generating unit. Due to this goodwill reallocation, IFRS Accounting Standards would require us to concurrently test the carrying values of the newly-defined cash-generating units’ goodwill amounts and such test could result in the recording of an irreversible goodwill impairment.